UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2010

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 22, 2010, the United States Department of the Treasury (the “Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 13,049,451 warrants (the “Warrants”), each representing the right to purchase one share of our common stock, no par value per share. The Warrants have an exercise price of $10.92 per share and expire on July 10, 2019. In connection with the Warrant Offering, we entered into an underwriting agreement, dated September 16, 2010, (the “Underwriting Agreement”) among us, Treasury and Deutsche Bank Securities Inc. as the representative of the underwriters identified in Schedule I of the Underwriting Agreement. The Warrants have been approved for listing on the New York Stock Exchange under the symbol “LNC WS.”

The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $16.60 per warrant. We did not receive any of the proceeds of the Warrant Offering. We participated in the auction and purchased 2.9 million warrants.

Also in connection with the Warrant Offering, we entered into a warrant agreement (the “Warrant Agreement”), dated September 16, 2010, with Mellon Investor Services LLC, acting as warrant agent.

The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on September 17, 2010, supplementing the prospectus dated March 10, 2009, as filed with the Commission as part of our Registration Statement on Form S-3ASR (File No. 333-157822). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

Certain of the underwriters and their respective affiliates have, from time to time, provided, and may in the future provide, various investment banking and financial advisory services to us, for which they received or will receive customary fees and expenses. In addition, we and our affiliates maintain various commercial and service relationships with Mellon Investor Services LLC and its affiliates in the ordinary course of business. In particular, affiliates of Deutsche Bank Securities Inc. and Mellon Investor Services LLC act as lenders under our $2 billion credit facility.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 16, 2010, between Lincoln National Corporation, the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative for the several underwriters named therein.

4.1	Warrant Agreement, dated September 16, 2010, between Lincoln National Corporation and Mellon Investor Services LLC (incorporated herein by reference to Exhibit 4.1 of Lincoln

National Corporation’s Form 8-A filed on September 17, 2010).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Lincoln National Corporation’s Form 8-A filed on September 17, 2010).

5.1	Opinion of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln National Corporation.

5.2	Opinion of Blank Rome LLP.

23.1	Consent of Stephen E. Rahn (included in Exhibit 5.1 of this Current Report).

23.2	Consent of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Douglas N. Miller
Name:	Douglas N. Miller
Title:	Vice President and Chief Accounting Officer

Date: September 22, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 16, 2010, between Lincoln National Corporation, the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative for the several underwriters named therein.

4.1	Warrant Agreement, dated September 16, 2010, between Lincoln National Corporation and Mellon Investor Services LLC (incorporated herein by reference to Exhibit 4.1 of Lincoln National Corporation’s Form 8-A filed on September 17, 2010).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Lincoln National Corporation’s Form 8-A filed on September 17, 2010).

5.1	Opinion of Stephen E. Rahn, Vice President and Associate General Counsel of Lincoln National Corporation.

5.2	Opinion of Blank Rome LLP.

23.1	Consent of Stephen E. Rahn (included in Exhibit 5.1 of this Current Report).

23.2	Consent of Blank Rome LLP (included in Exhibit 5.2 of this Current Report).